ADVISOR'S DISCIPLINED TRUST 186, 187, 194, 199, 203, 204, 206,
             208, 209, 211, 212, 213, 214, 215, 216, 217, 218, 219,
                220, 221, 222, 223, 224, 225, 226, 227, 228, 229,
                         231, 232, 233, 234, 241 AND 245

                          SUPPLEMENT TO THE PROSPECTUS

     Broker-dealers and other firms that sell units of all Advisor's Disciplined Trusts are eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to firms as set forth in the applicable trust's prospectus. Notwithstanding anything to the contrary in the prospectus, effective April 1, 2008 the additional concession is based on total initial offering period sales of all Advisor's Disciplined Trusts during a calendar quarter as set forth in the following table:

         INITIAL OFFERING PERIOD SALES                        VOLUME
         DURING CALENDAR QUARTER                            CONCESSION
       ------------------------------------------------     ----------
       Less than $5,000,000 . . . . . . . . . . . . . .       0.000%
       $5,000,000 but less than $10,000,000 . . . . . .       0.050
       $10,000,000 but less than $25,000,000  . . . . .       0.075
       $25,000,000 but less than $50,000,000  . . . . .       0.100
       $50,000,000 but less than $100,000,000 . . . . .       0.125
       $100,000,000 but less than $1,000,000,000  . . .       0.150
       $1,000,000,000 or more . . . . . . . . . . . . .       0.175

     The volume concession described in the prospectus under "Understanding Your Investment--How the Trust Works--How We Distribute Units" is inapplicable beginning on April 1, 2008. The initial period during which the volume concession described in this Supplement may be earned by firms is April 1, 2008 through June 30, 2008. This volume concession will be paid on units of all eligible Advisor's Disciplined Trusts sold in the initial offering period. For a trust to be eligible for this additional compensation for calendar quarter sales, the trust's prospectus must include disclosure related to this additional compensation; a trust is not eligible for this additional compensation if the prospectus for such trust does not include disclosure related to this additional compensation. Broke-dealer firms will not receive additional compensation unless they sell at least $5.0 million in units during a calendar quarter. For example, if a firm sells $4.5 million in units in the initial offering period during a calendar quarter, the firm will not receive any additional compensation. Once a firm reaches a particular breakpoint during a quarter, the firm will receive the stated volume concession on all initial offering period sales during the applicable quarter. For example, if a firm sells $7.5 million of units in the initial offering period during a calendar quarter, the firm will receive additional compensation of 0.05% of $7.5 million and if a firm sells $12.5 million of units in the initial offering period during a calendar quarter, the firm will receive additional compensation of 0.075% of $12.5 million. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions. Secondary market sales of all unit trusts are excluded for purposes of these volume concessions. We will pay these amounts out of our own assets within a reasonable time following each calendar quarter.

     Supplement Dated:  March 27, 2008




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